UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2021

NeuroBo Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37809	47-2389984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Berkeley Street, Office 19th Floor

Boston, Massachusetts 02116

(Address of principal executive offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 702-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRBO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on December 30, 2019, in connection with the business combination (the “2019 Merger”) between NeuroBo Pharmaceuticals, Inc. (“NeuroBo”) and Gemphire Therapeutics, Inc. (“Gemphire”), Gemphire entered into the Contingent Value Rights Agreement (the “CVR Agreement”) with Grand Rapids Holders’ Representative, LLC, as representative of Gemphire’s stockholders prior to the Merger (the “Holders’ Representative”), and Computershare Inc. and Computershare Trust Company, N.A. as the rights agents (collectively, the “Rights Agent”). Under the CVR Agreement, which NeuroBo assumed in connection with the 2019 Merger, the holders of Gemphire shares at the time of the 2019 Merger (collectively, the “CVR Holders”) were entitled to receive 80% of the proceeds from the grant, sale, or transfer of rights to Gemcabene.

On March 23, 2021, NeuroBo, the Holders’ Representative, and the Rights Agent entered into the First Amendment to Contingent Value Rights Agreement (the “CVR Amendment”) to amend the CVR Agreement. Pursuant to the CVR Amendment, (i) the CVR Holders will continue to have the right to receive 80% of the proceeds from the grant, sale, or transfer of rights to Gemcabene as a treatment for cardiovascular conditions and (ii) the CVR Holders will now also receive 10% of the proceeds from the grant, sale, or transfer of rights to Gemcabene as a treatment for any indication outside of treating cardiometabolic diseases, including COVID-19.

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the CVR Agreement, which is incorporated herein by reference to Exhibit 10.1 to NeuroBo’s Current Report on Form 8-K, filed on December 31, 2019. The foregoing description of the CVR Amendment does not purport to be complete and is qualified in its entirety by reference to the CVR Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On March 24, 2021, NeuroBo issued a press release announcing the approval of the CVR Amendment from holders of a majority of the contingent value rights outstanding under the CVR Agreement and the execution of the CVR Amendment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description

10.1	First Amendment to Contingent Value Rights Agreement, dated as of December 30, 2019, by and among NeuroBo, the Holders’ Representative, and the Rights Agent, dated as of March 23, 2021.

99.1	Press release, dated March 24, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEUROBO PHARMACEUTICALS, INC.

Date: March 24, 2021	By:	/s/ Richard Kang
Richard Kang
President and Chief Executive Officer